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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 6, 2001



                           AMERICAN VANTAGE COMPANIES
             (Exact name of registrant as specified in its charter)


          Nevada                          0-10061                   04-2709807
(State or Other Jurisdiction      (Commission File Number)        (IRS Employer
      of Incorporation)                                            Ident. No.)


             6787 West Tropicana, Suite 200, Las Vegas, Nevada 89103
               (Address of Principal Executive Offices) (Zip Code)


                                 (702) 227-9800
               Registrant's telephone number, including area code
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Item 5.  Other Events.

         On February 6, 2001, the Registrant completed a transaction pursuant to which it transferred its 80% ownership interest in Placement 2000.com, Inc. ("Placement 2000"), a Delaware corporation, to Michael Woloshin. Mr. Woloshin was a founder of Placement 2000.

         In connection with the transaction, the Registrant paid Placement 2000 and Mr. Woloshin, jointly, $125,000 and released them from any claims that the Registrant may have had against them. Mr. Woloshin agreed to a termination of all of his options to purchase the Registrant's capital stock, and Mr. Woloshin and the Registrant each released the Registrant from any claims that they had against the Registrant and indemnified the Registrant against any claims against the Registrant arising from their acts or omissions.

         Placement 2000 also agreed that if it or an affiliate enters into a joint venture with Education Video Conferencing, Inc. within one year, the Registrant will have a two-year option to acquire a one-third interest in such joint venture for nominal consideration. Mr. Woloshin also agreed to instruct the Registrant's escrow agent to release $500,000 plus accrued interest to the Registrant in connection with the Registrant's original acquisition of the Placement 2000 securities.

         As a part of the transaction, the parties exchanged General Releases with certain stockholders of Placement 2000 and certain Placement agents.

         As a result of the completion of the transaction, which the parties agreed would be effective as of January 31, 2001, the Registrant has no further equity or debt interest in Placement 2000.

Item 7.  Exhibits.

         10.1 Settlement Agreement, dated as of January 31, 2001, by and among American Vantage Companies, a Nevada corporation, Placement 2000.com, Inc., a Delaware corporation, and Michael Woloshin.

         99.1     Press Release of American Vantage Companies, dated February 9,
                  2001.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               AMERICAN VANTAGE COMPANIES
                                               (Registrant)



Date: February 16, 2001                        By:   /s/Ronald J. Tassinari
                                                    ----------------------------
                                                        Ronald J. Tassinari
                                                        President


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                                  EXHIBIT INDEX

Exhibit No.       Description

  10.1 Settlement Agreement, dated as of January 31, 2001, by and among American Vantage Companies, a Nevada corporation, Placement 2000.com, Inc., a Delaware corporation, and Michael Woloshin.

  99.1            Press Release of American Vantage Companies, dated February 9,
                  2001.


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